Guggenheim Funds Trust
702 King Farm Blvd., Suite 200
Rockville, Maryland 20850
Supplement Dated December 7, 2018
to the currently effective Statement of Additional Information (the “SAI”), as supplemented from time to time, for each series of Guggenheim Funds Trust (each, a “Fund” and, collectively, the “Funds”)
This supplement provides updated information beyond that contained in the SAI and should be read in conjunction with the SAI.
The section of the SAI titled “Redemptions In-Kind” is deleted and replaced with the following:
Redemptions In-Kind—Each Fund reserves the right to use redemptions in kind (as defined below) at all times, including during stressed conditions or other circumstances. A Fund may honor a redemption by distribution in-kind of securities for a variety of purposes, such as tax management and liquidity risk management, as well as in instances of large redemptions. A Fund may also satisfy redemptions entirely through redemptions in kind upon the request of a shareholder. In each case, such redemption in kind would be effected in accordance with the 1940 Act and rules and interpretations of the SEC and its staff thereunder.

The Funds have agreed to redeem shares of each Fund solely in cash up to the lesser of $250,000 or 1.00% of the NAV of the Fund during any 90-day period for any one shareholder. As described above, the Funds reserve the right, in their discretion, to pay other redemptions, either total or partial, by a distribution in-kind of securities (instead of cash) from the applicable Fund’s portfolio (“redemption in kind”). The securities distributed in such a redemption in kind distribution would be valued at the same value as that assigned to them in calculating the NAV of the shares being redeemed and generally represent a pro rata portion of Fund portfolio assets subject to certain adjustments (e.g., for non-transferable investments, odd lots or small lots of securities, and derivatives). In the case of a non-pro rata distribution, the distribution would be subject to the Trust’s officers and the Trust’s Liquidity Risk Management Program Administrator, in consultation with the portfolio managers and other personnel of the Investment Manager, determining that the distribution is fair and not disadvantageous to the redeeming or remaining shareholders.

In the event a shareholder were to receive a redemption in kind of portfolio securities of the Funds, it would be the responsibility of the shareholder to dispose of the securities, which may result in capital gains or other tax consequences. The shareholder would bear market risks and thus be at risk that the value of the securities would decline prior to their sale or would be sold at a price that differs from their original value, that it would be difficult to sell the securities, and that brokerage fees and other transaction costs could be incurred.

Please Retain This Supplement for Future Reference